                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 2001


                                  E-MEDSOFT.COM
             (Exact name of registrant as specified in its charter)



                 NEVADA                                84-1037630
   (State or other jurisdiction of                  (I.R.S. employer
    incorporation or organization)                identification number)


                         COMMISSION FILE NUMBER: 1-15587


                      1300 MARSH LANDING PARKWAY, SUITE 106
                           JACKSONVILLE, FLORIDA 32250
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (904) 543-1000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          NOT APPLICABLE

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          NOT APPLICABLE

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          NOT APPLICABLE

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          NOT APPLICABLE

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          The purpose of the filing of this Form 8-K/A is to file a correction to page 20 of Exhibit 10.18 to the Form 8-K relating to the Registrant's equity line of credit. The Form 8-K was filed with the Securities and Exchange Commission on March 2, 2001.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          NOT APPLICABLE

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   FINANCIAL STATEMENTS

                NOT APPLICABLE

          (b)   PRO FORMA FINANCIAL INFORMATION

                NOT APPLICABLE

          (c)   EXHIBITS

                10.18* Common Stock Purchase Agreement between e-MedSoft.com and Hoskin International Limited dated February 20, 2001

                * Only the correct page 20 is filed herewith.

ITEM 8.   CHANGE IN FISCAL YEAR

          NOT APPLICABLE

ITEM 9.   REGULATION FD DISCLOSURE

          NOT APPLICABLE

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 E-MEDSOFT.COM
                                                 (Registrant)



Date: March 8, 2001                     By: /s/ Margaret Harris
                                            -------------------------------
                                            Margaret Harris,
                                            Chief Financial Officer

EXHIBIT INDEX


10.18* Common Stock Purchase Agreement between e-MedSoft.com and Hoskin International Limited dated February 20, 2001


* Only the correct page 20 is filed herewith.